UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Pentair plc
(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! PENTAIR PLC 2021 Annual General Meeting For holders as of: March 5, 2021 Vote by May 2, 2021 11:59 PM EDT PENTAIR PLC C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717 D36065-P52346 You invested in PENTAIR PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2021. Get informed before you vote View the Annual Report, Notice of Annual General Meeting, Proxy Statement, Irish Financial Statements and Related Reports online OR you can receive a free paper or email copy of the voting material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 4, 2021 8:00 a.m. Central Time Smartphone users Point your camera here and vote without entering a control number Pentair 5500 Wayzata Blvd., Suite 900 Golden Valley, Minnesota 55416 USA *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D36066-P52346 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To re-elect director nominees: 1a. Mona Abutaleb Stephenson For 1b. Glynis A. Bryan For 1c. T. Michael Glenn For 1d. Theodore L. Harris For 1e. Gregory E. Knight For 1f. David A. Jones For 1g. Michael T. Speetzen For 1h. John L. Stauch For 1i. Billie I. Williamson For 2. To approve, by nonbinding, advisory vote, the compensation of the named executive officers. For 3. To ratify, by nonbinding, advisory vote, the appointment of Deloitte & Touche LLP as the independent auditor of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the auditor’s remuneration. For 4. To approve the Pentair plc Employee Stock Purchase and Bonus Plan, as amended and restated. For 5. To authorize the Board of Directors to allot new shares under Irish law. For 6. To authorize the Board of Directors to opt-out of statutory preemption rights under Irish law (Special Resolution). For 7. To authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law (Special Resolution). For To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment.